Exceptional Items	12 Months Ended
Dec. 31, 2017
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Exceptional Items
8.	EXCEPTIONAL ITEMS

IAS 1 Presentation of financial statements requires material items of income and expense to be disclosed separately. Exceptional items are items, which in management’s judgment need to be disclosed by virtue of their size or incidence in order for the user to obtain a proper understanding of the financial information. The company considers these items to be of significance in nature, and accordingly, management has excluded these from their segment measure of performance as noted in Note 5 Segment Reporting.

The exceptional items included in the income statement are as follows:

Million US dollar	2017	2016	2015

Restructuring	(468)	(323)	(171)
Acquisition costs business combinations	(155)	(448)	(55)
Business and asset disposal (including impairment losses)	(39)	377	524
Impairment of assets	—	—	(82)
Judicial settlement	—	—	(80)

Impact on profit from operations	(662)	(394)	136

The exceptional restructuring charges for 2017 amount to (468)m US dollar. These charges primarily relate to the SAB integration. These changes aim to eliminate overlapping organizations or duplicated processes, taking into account the right match of employee profiles with the new organizational requirements. These one-time expenses, as a result of the series of decisions, provide the company with a lower cost base in addition to a stronger focus on AB InBev’s core activities, quicker decision-making and improvements to efficiency, service and quality.

2017 acquisition costs of business combinations amount to (155)m US dollar are primarily related to cost incurred to facilitate the combination with SAB.

Business and asset disposals amount to (39)m US dollar by year-end 2017 mainly relate to the costs incurred to complete the diposals of the former SAB Central and Eastern Europe business and CCBA during 2017, partly offset by proceeds from prior years’ sale of SeaWorld to Blackstone.

The exceptional restructuring charges for 2016 total (323)m US dollar. These charges primarily relate to organizational alignments in EMEA and Asia Pacific.

The company incurred exceptional net finance cost of (693)m US dollar by the end of December 2017 (2016: (3 356)m US dollar cost) – see Note 11 Finance cost and income and exceptional income tax income of 830m US dollar mainly related to a 1.8 billion US dollar adjustment following the US tax reform enacted on 22 December 2017 partially offset by provisions accrued for tax contingencies covered by the Brazilian Federal Tax Regularization Program entered into by Ambev – see Note 12 Income taxes and Note 18- Deferred tax assets and liabilities,

Non-controlling interest on the exceptional items amounts to 526m US dollar for 2017 (2016: 13m US dollar).

The exceptional restructuring charges for 2015 total (171)m US dollar. These charges primarily relate to the integration of Grupo Modelo and to organizational alignments in North America and EMEA.

Business and asset disposals resulted in a net gain of 524m US dollar as per 31 December 2015, which consists primarily of gains on property sales, and compensation for the termination agreements with Crown Imports for the distribution of Grupo Modelo products through the company’s wholly owned distributors in the US, and with Monster for the distribution of its brands through the Anheuser-Busch distribution system.